Exhibit 10.15

February 14, 2005

American Tire Distributors, Inc.

The Speed Merchant, Inc.

T.O. Haas Holding Co., Inc.

T.O. Haas Tire Company, Inc.

Texas Market Tire Holdings I, Inc.

Texas Market Tire, Inc.

Target Tire, Inc.

12200 Herbert Wayne Court

Suite 150

Huntersville, North Carolina 28078

Attention: Mr. Scott Deininger

Ladies and Gentlemen:

We refer to the Third Amended and Restated Loan and Security Agreement dated as of March 19, 2004 (as amended, modified or supplemented and in effect on the date hereof, the “Loan Agreement”), by and among AMERICAN TIRE DISTRIBUTORS, INC., a Delaware corporation (“American Tire”), THE SPEED MERCHANT, INC., a California corporation (“Speed Merchant”), T.O. HAAS HOLDING CO., INC., a Nebraska corporation (“Haas Holding”), T.O. HAAS TIRE COMPANY, INC., a Nebraska corporation (“Haas Tire”), TEXAS MARKET TIRE HOLDINGS I, INC., a Texas corporation (“Holdings”), TEXAS MARKET TIRE, INC., a Texas corporation doing business as Big State Tire Supply (“Big State”), and TARGET TIRE, INC., a North Carolina corporation (“Target”; American Tire, Speed Merchant, Haas Holding, Haas Tire, Holdings, Big State and Target are referred to hereinafter individually as a “Borrower” and collectively as the “Borrowers”), the financial institutions party from time to time to the Loan Agreement (the “Lenders”), FLEET CAPITAL CORPORATION, a Rhode Island corporation, in its capacity as collateral and administrative agent for the Lenders (together with its successors in such capacity, the “Administrative Agent”), and the other agents named therein. Unless otherwise defined herein, capitalized terms are used herein as defined in the Loan Agreement.

Borrowers have requested that Lenders amend Section 11.5 of the Loan Agreement to increase the Capital Expenditure limitation set forth therein for Fiscal Year 2004 from $4,000,000 to $5,000,000. Lenders are willing to do so, subject to the terms and conditions contained herein:

February 14, 2005

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

The Loan Agreement is hereby amended, effective as of January 1, 2005, by deleting Section 11.5 of the Loan Agreement and by substituting the following new Section 11.5 in lieu thereof:

SECTION 11.5 Capital Expenditures. Make or incur any Capital Expenditures (excluding Financed Capex) in the aggregate in excess of (i) in Fiscal Year 2004, $5,000,000, (ii) in Fiscal Year 2005, $4,000,000, and (ii) in any Fiscal Year thereafter, $3,000,000, provided that any amount of such allowance not used in a Fiscal Year may be carried forward, but only to the succeeding Fiscal Year.

Borrowers represent and warrant that (i) all of the Secured Obligations are absolutely due and owing by Borrowers, jointly and severally, without any defense, deduction, offset or counterclaim, and (ii) except as expressly modified hereby, the terms, covenants and conditions of the Loan Agreement and the other Loan Documents are in full force and effect and are hereby ratified and confirmed.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws principles thereof other than Section 5-1401 of the New York General Obligations Law) and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This letter agreement may be executed in any number of counterparts and by different parties to this letter agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature page counterpart delivered by a party by facsimile transmission shall be deemed to be an original signature page counterpart hereto. This letter agreement shall be effective upon execution by the Borrowers and acceptance by Required Lenders.

Very truly yours,

FLEET CAPITAL CORPORATION, as Administrative Agent and as a Lender

By:	/s/ Stephen Y. McGehee
Name: Stephen Y. McGehee
Title: Senior Vice President

February 14, 2005

WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent and as a Lender

By:	/s/ John T. Trainor
	Name:	John T. Trainor
	Title:	Director

THE CIT GROUP/BUSINESS CREDIT, INC., as Documentation Agent and as a Lender

By:	/s/ John Thomas
	Name:	John Thomas
	Title:	Assistant Vice President

STANDARD FEDERAL BANK NATIONAL ASSOCIATION, formerly known as Michigan National Bank, as successor in interest to Mcllon Bank, N.A., as a Lender

By:	LASALLE BUSINESS CREDIT, LLC, its agent

By:	/s/ Roger D. Attix
	Name:	Roger D. Attix
	Title:	V P

TRANSAMERICA BUSINESS CAPITAL CORPORATION, as a Lender

By:	/s/ William Doolittle
	Name:	William Doolittle
	Title:	Duly Authorized Signatory

[Signatures continued on next page]

February 14, 2005

Acknowledged and Agreed to:

BORROWERS:

AMERICAN TIRE DISTRIBUTORS, INC.

By:	/s/ Scott A. Deininger
Scott A. Deininger, Senior Vice President Finance and Administration and Treasurer

THE SPEED MERCHANT, INC.

By:	/s/ Scott A. Deininger
Scott A. Deininger, Vice President and Treasurer

T.O. HAAS HOLDING CO., INC.

By:	/s/ Scott A. Deininger
Scott A. Deininger, Vice President and Treasurer

T.O. HAAS TIRE COMPANY, INC.

By:	/s/ Scott A. Deininger
Scott A. Deininger, Vice President and Treasurer

TEXAS MARKET TIRE HOLDINGS I, INC.

By:	/s/ Scott A. Deininger
Scott A. Deininger, Vice President and Treasurer

TEXAS MARKET TIRE, INC.

By:	/s/ Scott A. Deininger
Scott A. Deininger, Vice President and Treasurer

February 14, 2005

TARGET TIRE, INC.

By:	/s/ Scott A. Deininger
Scott A. Deininger, Vice President and Treasurer